PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- Feb. 16, 2005*

Product Name                                    Prospectus Form #     SAI Form #
Privileged Assets(R) Select Annuity                 S-6102 K           S-6313 A

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Centurion Life Assurance Company (ACL). ACL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of ACL.



S-6367-4 A (2/05)

Valid until next prospectus update.

* Destroy April 29, 2005.